FIRST AMENDMENT TO CREDIT AGREEMENT AND NOTES


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND NOTES (the "First Amendment"), dated as of the 16th day of December, 1994 (the "First Amendment Effective Date"), is made and entered into by and among Pennsylvania Gas and Water Company, a Pennsylvania corporation (the "Borrower"), the Banks (as defined in the Credit Agreement, as such term is hereinafter defined) and PNC Bank, Northeast PA, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent") and CoreStates Bank, N.A., and NBD Bank, N.A., in their respective capacities as co-agents for the Banks under the Credit Agreement (hereinafter referred to in such capacity individually as the "Co-Agent" and collectively as the "Co-Agents").

                           WITNESSETH:


          WHEREAS, pursuant to a Credit Agreement (the "Credit Agreement") dated April 19, 1993 by and among the Borrower, the Banks, the Agent and the Co-Agents, the Banks agreed to extend Revolving Credit Loans to the Borrower not to exceed Sixty Million Dollars ($60,000,000) in the aggregate at any one time outstanding; and

          WHEREAS, pursuant to the Credit Agreement, the Borrower executed and delivered to each Bank a Revolving Credit Note (individually a "Revolving Credit Note" and collectively, the "Revolving Credit Notes") dated April 22, 1993 in the face amount of such Bank's Revolving Credit Commitment and made payable to the order of such Bank; and

          WHEREAS, the Borrower, the Banks, the Agent and the Co-Agents wish to amend the Credit Agreement and the Revolving Credit Notes as hereinafter set forth including (i) extending the Expiration Date to May 31, 1996, (ii) reducing the Commitment Fees, (iii) reducing the rates of interest under the Euro-Rate Option and the CD Rate Option and (iv) adjusting the Tangible Net Worth covenant.

          NOW THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, and with the intent to be legally bound hereby, the parties hereto agree as follows:


          A.   1.   (a)  Subject to paragraph H. hereof, the
definition of Expiration Date set forth in Section 1.01 of the Credit Agreement is hereby deleted and there is substituted therefor the following:

               Expiration Date shall mean the earlier of (i) May
               31, 1996 or (ii) the date on which the Revolving
               Credit Commitment is reduced to zero pursuant to
               Section 2.10.

                    (b)  Subject to paragraph H. hereof, the
reference to the date of April 30, 1995 in the second paragraph of the Revolving Credit Notes is hereby deleted and there is substituted therefor the term "Expiration Date".

               2. Subject to paragraph H. hereof, from and after the First Amendment Effective Date, the Commitment Fees set forth in Section 2.03 of the Credit Agreement, payable as consideration for each Bank's Revolving Credit Commitment under the Credit Agreement, shall be equal to (a) 28.5 basis points (285/1,000 of 1%) per annum for any day on which the long-term senior secured debt of the Borrower is rated by S&P at BB+ or lower or by Moody's at Ba1 or lower, or is not rated by either S&P or Moody's, (b) 19.5 basis points (195/1,000 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated by S&P at BBB- or by Moody's at Baa3 (c) 16 basis points (16/100) of 1%) for any day on which the long-term senior secured debt of the Borrower is rated by S&P at BBB or by Moody's at Baa2, (d) 13.5 basis points (135/1,000 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated by S&P at BBB+ or by Moody's at Baa1 and (e) 11 basis points (11/100 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated by S&P at A- or higher or by Moody's at A3 or higher (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily unborrowed amount of such Bank's Revolving Credit Commitment as the same may be constituted from time to time; if the Borrower's long-term senior debt rating by S&P and Moody's are covered by different subsections set forth above, the Commitment Fee shall be based upon the lower number of basis points set forth in such subsections (for example, if the S&P rating is BBB and the Moody's rating is Baa3, the Commitment Fee shall be based upon 16 basis points).

               3. Subject to paragraph H. hereof, from and after the First Amendment Effective Date, the rate of interest on the Revolving Credit Loans subject to the Euro-Rate Option set forth in Section 3.01(b)(ii) of the Credit Agreement shall be a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the sum of (A) the Euro-Rate, plus
(B)(I) 80 basis points (8/10 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) BB+ or lower by S&P or (y) Ba1 or lower by Moody's, or is not rated by either S&P or Moody's, (II) 55 basis points (55/100 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) BBB- by S&P or (y) Baa3 by Moody's, (III)
47.5 basis points (475/1,000 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) BBB by S&P or (y) Baa2 by Moody's, (IV) 40 basis points (4/10 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) BBB+ by S&P or (y) Baa1 by Moody's and (V)
32.5 basis points (325/1,000 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) A- or higher by S&P or (y) A3 or higher by Moody's; if the Borrower's long-term senior debt rating by S&P and Moody's are covered by different subsections set forth above, the interest rate under the Euro-Rate Option shall be based upon the lower number of basis points set forth in such subsections (for example, if the S&P rating is BBB and the Moody's rating is Baa3, the interest rate shall be equal to the Euro-Rate plus 47.5 basis points).

               4. Subject to paragraph H. hereof, from and after the First Amendment Effective Date, the rate of interest on the Revolving Credit Loans subject to the CD Rate Option set forth in Section 3.01(b)(iii) of the Credit Agreement shall be a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the sum of (A) the CD Rate plus (B)
(I) 92.5 basis points (925/1,000 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) BB+ or lower by S&P or (y) Ba1 or lower by Moody's, or is not rated by either S&P or Moody's, (II) 67.5 basis points (675/1,000 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) BBB- by S&P or (y) Baa3 by Moody's, (III) 60 basis points (6/10 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) BBB by S&P or
(y) Baa2 by Moody's, (IV) 52.5 basis points (525/1,000 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) BBB+ by S&P or (y) Baa1 by Moody's and (V) 45 basis points (45/100 of 1%) for any day on which the long-term senior secured debt of the Borrower is rated (x) A- or higher by S&P or (y) A3 or higher by Moody's; if the Borrower's long-term senior debt rating by S&P and Moody's are covered by different subsections set forth above, the interest rate under the CD Rate Option shall be based upon the lower number of basis points set forth in such subsections (for example, if the S&P rating is BBB and the Moody's rating is Baa3, the interest rate shall be equal to the CD Rate plus 60 basis points).

               5. (a) Subject to paragraph H. hereof, from and after the First Amendment Effective Date, the limitation of Five Hundred Thousand Dollars ($500,000) set forth in Section 7.01(m), PEI Capital Contribution, of the Credit Agreement shall be increased to One Million Dollars ($1,000,000) and Section 7.01(m) shall read as follows:

          (m)  PEI Capital Contribution.  The
               Borrower shall cause PEI to make
               capital contributions (including
               without limitation repayment of
               advances and stock purchases) to
               the Borrower in an amount equal to
               at least eighty percent (80%) of
               the net cash proceeds of all
               offerings of Capital Stock of PEI,
               other than proceeds [not exceeding
               One Million Dollars ($1,000,000)
               received during any fiscal year of
               PEI] from the issuance of shares of
               Capital Stock of PEI pursuant to
               PEI's Employees' Savings Plan [a
               Section 401(k) plan].

                    (b) Subject to paragraph H. hereof, from and after the First Amendment Effective Date, the amounts of Two Hundred Twenty Million Dollars ($220,000,000) and Five Hundred Thousand Dollars ($500,000) set forth in Section 7.02(r), Minimum Tangible Net Worth, of the Credit Agreement shall be increased to Two Hundred Thirty Million Dollars ($230,000,000) and One Million Dollars ($1,000,000), respectively, and the references to the term "the Closing Date" in such section shall be deleted and there shall be substituted therefor the date of September 30, 1994, and Section 7.02(r) shall read as follows:

          (r)  Minimum Tangible Net Worth.  At no
               time shall Tangible Net Worth be
               less than the sum of Two Hundred
               Thirty Million Dollars
               ($230,000,000) plus eighty percent
               (80%) of the net proceeds of the
               sale of any Capital Stock of PEI
               after the September 30, 1994 (other
               than proceeds [not exceeding One
               Million Dollars ($1,000,000)
               received during any fiscal year of
               PEI] from the issuance of shares of
               Capital Stock of PEI pursuant to
               PEI's Employees' Savings Plan [a
               section 401(k) plan]) plus one
               hundred percent (100%) of the net
               proceeds of the sale of any
               Preferred Stock of the Borrower
               after September 30, 1994.

          B. Borrower represents and warrants to the Agent, the Co-Agents and each of the Banks that no consent, approval, exemption, order or authorization of, or registration or filing with, any Official Body or any other Person is required to be obtained or made by Borrower under any Law or any agreement to which Borrower is a party in connection with the amendments to the Credit Agreement set forth in paragraph A. hereof, except the approval of such amendments by the Pennsylvania Public Utility Commission.

          C.   On the First Amendment Effective Date:

                    (a)  The representations and warranties of
the Borrower contained in Article V of the Credit Agreement shall be true in all material respects on and as of the First Amendment Effective Date with the same effect as though such representations and warranties have been made on and as of such date (except the representations and warranties set forth in the first sentence of Section 5.01(b), Section 5.01(k), the last sentence of Section 5.01(l), the portion of the last sentence of
Section 5.01(n) following the semi-colon in such sentence, the last sentence of Section 5.01(o), Section 5.01(r), the last sentence of Section 5.01(s), the first sentence of Section 5.01(t)(i) and the last sentence of Section 5.01(t)(v) of the Credit Agreement, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein or if no date or time is specified, as of the Closing Date, and with respect to the representations and warranties set forth in the last sentence of 5.01(s) and the first sentence of Section 5.01(t)(i) of the Credit Agreement, such representations and warranties as they may have been modified as set forth in one or more written notices from the Borrower to the Agent shall be true and correct in all material respects on and as of the First Amendment Effective Date and, provided, however, that with respect to Section 5.01(m), the amendments to the Credit Agreement set forth in paragraph A. hereof must be approved by the Pennsylvania Public Utility Commission, which approval has not yet been obtained) and the Borrower shall have performed and complied in all material respects with all covenants and conditions of the Credit Agreement and this First Amendment; and no Event of Default or Potential Default shall have occurred and be continuing or shall exist.

                    (b)  There shall be delivered to the Agent
for the benefit of each Bank a certificate dated the First
Amendment Effective Date and signed by the Secretary or an Assistant Secretary of the Borrower, certifying as appropriate as to:

                           (i)     all corporate action taken by
the Borrower in connection with this First Amendment; and

                          (ii)     the names of the officer or
officers authorized to sign this First Amendment and the true signatures of such officer or officers and the identities of the Authorized Officers permitted to act on behalf of the Borrower for purposes of this First Amendment and the Credit Agreement as amended hereby and the true signatures of such officers, on which the Agent and each Bank may conclusively rely.

                    (c)  This First Amendment shall have been
duly executed and delivered by the Borrower to the Agent for the benefit of the Banks.

                    (d)  There shall be delivered to the Agent
for the benefit of each Bank a written opinion of LeBoeuf, Lamb, Greene & MacRae, Pennsylvania counsel to the Borrower, dated the First Amendment Effective Date and in form and substance satisfactory to the Agent and its counsel as to the matters set forth in Exhibit "A" hereto.

                    (e)  All legal details and proceedings in
connection with the transactions contemplated by this First Amendment shall be in form and substance reasonably satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

                    (f)  The Borrower shall pay or cause to be
paid to the Agent for itself, to the extent not previously paid, all fees and expenses for which the Agent is entitled to be paid or reimbursed in connection with this First Amendment.

                    (g)  Neither the execution, delivery nor
performance of this First Amendment shall contravene any Law applicable to the Borrower or any of the Banks.

                    (h)  No action, proceeding, investigation,
regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this First Amendment or the consummation of the transactions contemplated hereby or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this First Amendment.



          D. Except as expressly amended hereby, the terms, provisions, conditions and agreements of the Credit Agreement and the Revolving Credit Notes are hereby confirmed and ratified and shall remain in full force and effect.

          E.   THIS FIRST AMENDMENT SHALL BE A CONTRACT MADE
UNDER, AND GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF
PENNSYLVANIA WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS
PROVISIONS.

          F. This First Amendment shall be binding upon, and inure to the benefit of, the Borrower, the Banks, the Agent and the Co-Agents and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights and obligations hereunder or any interest herein.

          G. All defined terms used herein which are not defined herein but which are defined in the Credit Agreement shall have the meanings herein as are given to them in the Credit
Agreement.

          H. This First Amendment shall be effective as of the First Amendment Effective Date, provided, however, that if the Pennsylvania Public Utility Commission has not approved the amendments to the Credit Agreement set forth in paragraph A. hereof on or before April 29, 1995, such amendments shall be void and shall have no force or effect and the terms and provisions of the Credit Agreement, as in effect prior to the First Amendment Effective Date, shall continue to apply and be in effect for all times on and after the First Amendment Effective Date. Subject to the preceding sentence,from and after the First Amendment Effective Date, all references to the Credit Agreement and the Revolving Credit Notes in the Credit Agreement and the Revolving Credit Notes shall be deemed to be references to the Credit Agreement and the Revolving Credit Notes as amended hereby.

          I.   1.   Within five (5) days after the Pennsylvania
Public Utility Commission approves, or fails to approve or disapproves of, the amendments to the Credit Agreement set forth in paragraph A. hereof, but in no event later than April 29, 1995, the Borrower shall notify the Agent of the action taken by the Pennsylvania Public Utility Commission and shall furnish the Agent with a copy of any writing issued by the Pennsylvania Public Utility Commission in connection therewith as soon as practicable.

               2. If the Pennsylvania Public Utility Commission approves the amendments to the Credit Agreement set forth in paragraph A. hereof, within five (5) days after such action is taken, but in no event later than April 29, 1995, Borrower shall furnish to the Agent, for the benefit of each Bank, a written opinion of Pennsylvania counsel to the Borrower, dated the date such approval is obtained and in form and substance satisfactory to the Agent and its counsel, as to the matters set forth in Exhibit "B" hereto.

          J. This First Amendment may be executed in as many counterparts as shall be convenient and by the different parties hereto on separate counterparts, each of which when executed by the Borrower, the Banks, the Agent and the Co-Agents shall be regarded as an original.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First
Amendment as of the day and year first above written.

ATTEST:        (SEAL)         PENNSYLVANIA GAS AND WATER
                              COMPANY


By_______________________     By_________________________________
Name_____________________     Name_______________________________
Title____________________     Title______________________________


                              PNC BANK, NORTHEAST PA,
                              individually and as Agent


                              By_________________________________
                              Name_______________________________
                              Title______________________________


                              CORESTATES BANK, N.A., individually
                              and as a Co-Agent


                              By_________________________________
                              Name_______________________________
                              Title______________________________


                              NBD BANK, N.A., individually and
                              as a Co-Agent


                              By_________________________________
                              Name_______________________________
                              Title______________________________

                             LTCB TRUST COMPANY


                              By_________________________________
                              Name_______________________________
                              Title______________________________


                              MELLON BANK, N.A.


                              By_________________________________
                              Name_______________________________
                              Title______________________________


                              FIRST FIDELITY BANK, N.A. formerly
                              MERCHANTS BANK NORTH, N.A.


                              By_________________________________
                              Name_______________________________
                              Title______________________________








BF-21739.5:3/1/95:0011-05284


     [Final on Letterhead of LeBoeuf, Lamb, Greene & MacRae]





                              December 16, 1994



PNC Bank, Northeast PA,
     as Agent for the Banks
     (as defined below)
69 Public Square
Corporate Banking
Wilkes-Barre, Pennsylvania 18711

Ladies and Gentlemen:

          We have acted as Pennsylvania counsel to Pennsylvania Gas and Water Company, a Pennsylvania corporation (the "Borrower"), in connection with the execution and delivery of the Credit Agreement dated as of April 19, 1993 (the "Credit Agreement"), as amended by a First Amendment to Credit Agreement and Notes dated as of December 16, 1994 (the "First Amendment"), among the Borrower, the banks parties thereto (the "Banks") and PNC Bank, Northeast PA, as agent for the Banks (the "Agent") and the execution and delivery of the Notes issued pursuant thereto; the Credit Agreement as amended by the First Amendment is hereinafter referred to as the "Amended Credit Agreement".

          This opinion is delivered to you pursuant to paragraph
C.(d) of the First Amendment. All capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed to them in the Amended Credit Agreement.

          In connection with the transactions contemplated by the Amended Credit Agreement, we have acted in a limited capacity as Pennsylvania corporate counsel, and in conjunction with said role have made such investigations of law, have examined the Amended Credit Agreement and Notes, and certificates of public officials and of the Borrower, and have examined and relied upon corporate documents and records of the Borrower and have made such examinations and inquiries as we deem necessary or appropriate in connection with our opinion hereinafter set forth. In rendering this opinion, we have also relied upon representations and certificates of officers and employees of the Borrower and other company counsel and certificates of Official Bodies including






                           EXHIBIT "A"

representations of the Borrower set forth in the Amended Credit Agreement and we have assumed the genuineness of signatures of all persons signing any documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of all such latter documents.

          In rendering this opinion, we have assumed that (x) the Amended Credit Agreement has been duly authorized, executed and delivered by each Bank and the Agent and (y) the Amended Credit Agreement constitutes the valid and binding obligation of each Bank and the Agent enforceable against them in accordance with its terms.

          The opinions expressed herein are subject to the following qualifications:

          (i) the enforceability of the Amended Credit Agreement and the Notes is subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally;

          (ii) the enforceability of the Amended Credit Agreement and the Notes is subject to the effect of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity) and to the discretion of the court before which any proceeding therefor may be brought (including without limitation the discretion of a court to grant or limit the right of specific performance);

          (iii) the provisions of the Amended Credit Agreement that permit any Person to take action or make determinations, or to benefit from indemnities or similar undertakings, may be subject to requirements that such action be taken or such determinations be made, or that any action or inaction by such Person that may give rise to a request for payment under such an indemnity or similar undertaking be taken or not taken, on a reasonable basis and in good faith;

          (iv) the indemnities in the Amended Credit Agreement may be unenforceable or limited based upon public policy considerations or applicable law;

          (v) under certain circumstances the requirement that the provisions of the Amended Credit Agreement and the Notes may be modified or waived only in writing or only in a specific instance may be unenforceable to the extent that an oral agreement has been effected or a course of dealing has occurred modifying such provisions;

          (vi) a court may modify or limit contractual awards of attorneys' fees; and

          (vii) the use of the phrase (a) "to our knowledge" is intended to be limited to the actual knowledge of the attorneys in this Firm who have participated in our representation of the Borrower and (b) "after due inquiry" is intended to be limited to a review of the subject matter of the opinions so qualified with appropriate officers of Borrower and a review of such documents or agreements as may have been identified by such officers as being necessary to be reviewed in connection with the subject matter of such opinions.

          Based upon the foregoing, we are of the opinion that:

          1. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Amended Credit Agreement and the Notes and to borrow thereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Amended Credit Agreement and the Notes and to authorize the execution, delivery and performance of the Amended Credit Agreement and the Notes. Other than the consent of the Pennsylvania Public Utility Commission, which has not yet been obtained but for which an application for registration of a Securities Certificate has been submitted to the Pennsylvania Public Utility Commission, no consent or authorization of, filing with or other act by or in respect of, any Official Body of the Commonwealth of Pennsylvania, is required in connection with the execution, delivery and performance by the Borrower of the provisions of paragraph
     A. to the First Amendment, which cover amendments to the Credit Agreement, or to make valid or enforceable the provisions of paragraph A. to the First Amendment as to or against the Borrower; no consent or authorization of, filing with or other act by or in respect of, any Official Body of the Commonwealth of Pennsylvania is required in connection with the execution, delivery and performance by the Borrower of the terms and provisions of the First Amendment (other than those set forth in paragraph A. thereof) including but not limited to paragraph H. thereof or to make valid or enforceable the terms and provisions of the First Amendment (other than those set forth in paragraph A. thereof) including but not limited to paragraph H. thereof; and if the Pennsylvania Public Utility Commission does not approve the amendments to the Credit Agreement set forth in paragraph A. of the First Amendment, such amendments shall be void and shall have no force or effect and the terms and provisions of the Credit Agreement, as in effect prior to the First Amendment Effective Date (as such term is defined in the First Amendment), including but not limited to such terms and provisions relating to borrowings under the Credit Agreement made after the First Amendment Effective Date, shall continue to apply and be valid and enforceable for all times on and after the First Amendment Effective Date.

          2. The Amended Credit Agreement and each Note has been duly executed and delivered on behalf of the Borrower. Subject to the second sentence of paragraph 1 hereof, the Amended Credit Agreement and each Note constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

          3. The execution, delivery and performance of the Amended Credit Agreement and the Notes, the borrowings thereunder, the use of the proceeds thereof and the other transactions contemplated by the Amended Credit Agreement and the Notes (i) will not violate, or conflict with, (with or without the giving of notice or the lapse of time, or both), (x) the Articles of Incorporation, the by-laws or the other organizational documents, if any, of the Borrower, (y) subject to the second sentence of paragraph 1 hereof, any law or administrative regulation of the Commonwealth of Pennsylvania applicable to the Borrower, or any order, writ, judgment, injunction or decree to which the Borrower is a party or by which it is bound or to which it is subject or
     (z) to our knowledge, after due inquiry, any material mortgage, deed of trust, lease, indenture, instrument, note or evidence of indebtedness or other agreement binding upon the Borrower and (ii) will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such law or administrative regulation or any such mortgage, deed of trust, lease, indenture, instrument, note or evidence of indebtedness or other agreement.

          4. The Borrower is not subject to regulation under any State statute or regulation which limits its ability to incur Indebtedness except for the provisions of the Pennsylvania Public Utility Code.

          We are admitted to practice law in the Commonwealth of Pennsylvania and do not express any opinion herein concerning the law of any jurisdiction except the Commonwealth of Pennsylvania. All of the opinions expressed herein are rendered as of the date hereof. We assume no obligation to update such opinions to reflect any facts or circumstances that may hereafter come to our attention or any changes in the law that may hereafter occur.

          This letter is furnished by us solely in connection with the Amended Credit Agreement for your benefit and the benefit of each Bank a party to the Amended Credit Agreement and may not be relied upon for any other purpose, or furnished to, used by, circulated to, quoted to or referred to by, any other person without our prior written consent in each instance.

                                   Very truly yours,



                                   LeBoeuf, Lamb, Greene & MacRae

BF-21799.6:3/1/95:0011-05284


     [Final on Letterhead of LeBoeuf, Lamb, Greene & MacRae]



                              ______________, 199_





PNC Bank, Northeast PA,
     as Agent for the Banks
     (as defined below)
69 Public Square
Corporate Banking
Wilkes-Barre, Pennsylvania 18711

Ladies and Gentlemen:

          We have acted as Pennsylvania counsel to Pennsylvania Gas and Water Company, a Pennsylvania corporation (the "Borrower"), in connection with the execution and delivery of the Credit Agreement dated as of April 19, 1993 (the "Credit Agreement"), as amended by a First Amendment to Credit Agreement and Notes dated as of December 16, 1994 (the "First Amendment"), among the Borrower, the banks parties thereto (the "Banks") and PNC Bank, Northeast PA, as agent for the Banks (the "Agent") and the execution and delivery of the Notes issued pursuant thereto; the Credit Agreement as amended by the First Amendment is hereinafter referred to as the "Amended Credit Agreement".

          This opinion is delivered to you pursuant to paragraph
I.2 of the First Amendment. All capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed to them in the Amended Credit Agreement.

          We have acted in a limited capacity as Pennsylvania corporate counsel, and in conjunction with said role have examined a copy of the Securities Certificate of the Pennsylvania Public Utility Commission adopted and registered on _________, 199_ relating to the First Amendment and hereby opine to you that the Pennsylvania Public Utility Commission has approved the amendments to the Credit Agreement set forth in paragraph A. of the First Amendment.

          We are admitted to practice law in the Commonwealth of Pennsylvania and do not express any opinion herein concerning the law of any jurisdiction except the Commonwealth of Pennsylvania. All of the opinions expressed herein are rendered as of the date hereof. We assume no obligation to update such opinions to reflect any facts or circumstances that may hereafter come to our attention or any changes in the law that may hereafter occur.

                           EXHIBIT "B"

          This letter is furnished by us solely in connection with the Amended Credit Agreement for your benefit and the benefit of each Bank a party to the Amended Credit Agreement and may not be relied upon for any other purpose, or furnished to, used by, circulated to, quoted to or referred to by, any other person without our prior written consent in each instance.

                                   Very truly yours,



                                   LeBoeuf, Lamb, Greene & MacRae












BF-22139.1:3/1/95:0011-05284